Exhibit d (iii) under Form N-1A
                                              Exhibit 10 under Item 601/Reg. S-K

                                  Riggs Funds

                             SUB-ADVISORY AGREEMENT


      THIS AGREEMENT is made between Riggs Investment Corp., a Virginia corporation (hereinafter referred to as "Adviser") and Riggs Investment Management Corporation., a Delaware corporation located in Washington, D.C. (hereinafter referred to as the "Sub-Adviser").

                                  WITNESSETH:

      That the parties hereto, intending to be legally bound hereby agree as follows:

      1. Sub-Adviser hereby agrees to furnish to Adviser in its capacity as investment adviser to the portfolios of the Riggs Funds ("Trust") indicated on exhibits to this Agreement (the "Funds"), such investment advice, statistical and other factual information, as may from time to time be reasonably requested by Adviser for the Fund which may be offered in one or more classes of shares ("Classes").

      2. For its services under this Agreement, Sub-Adviser shall receive from Adviser an annual fee ("the Sub-Advisory Fee"), as set forth in the exhibits hereto.

      Notwithstanding any other provision of this Agreement, the Sub-Adviser may from time to time and for such periods as it deems appropriate, reduce its compensation (and, if appropriate, assume expenses of the Fund or Class of the Fund) to the extent that the Fund's expenses exceed such lower expense limitation as the Sub-Adviser may, by notice to the Trust on behalf of the Fund, voluntarily declare to be effective.

      3. This Agreement shall begin for the Fund on the date that the parties execute an exhibit to this Agreement relating to such Fund and shall continue in effect for the Fund for two years from the date of its execution and from year to year thereafter, subject to the provisions for termination and all of the other terms and conditions hereof if: (a) such continuation shall be specifically approved at least annually by the vote of a majority of the Trustees of the Trust, including a majority of the Trustees who are not parties to this Agreement or interested persons of any such party (other than as Trustees of the Trust) cast in person at a meeting called for that purpose; and
(b) Adviser shall not have notified the Trust in writing at least sixty (60) days prior to the anniversary date of this Agreement in any year thereafter that it does not desire such continuation with respect to the Fund.

      4. Notwithstanding any provision in this Agreement, it may be terminated at any time without the payment of any penalty: (a) by the Trustees of the Trust or by a vote of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Act) of the Fund on sixty (60) days' written notice to Adviser; (b) by Sub-Adviser or Adviser upon 120 days' written notice to the other party to the Agreement.


      5.    This Agreement shall automatically terminate:
            (a) in the event of its assignment (as defined in the Investment Company Act of 1940); or
            (b) in the event of termination of the Investment Advisory Contract for any reason whatsoever.

      6. So long as both Adviser and Sub-Adviser shall be legally qualified to act as an investment adviser to the Fund, neither Adviser nor Sub-Adviser shall act as an investment adviser (as such term is defined in the Investment Company Act of 1940) to the Fund except as provided herein and in the Investment Advisory Contract or in such other manner as may be expressly agreed between Adviser and Sub-Adviser.

      Provided, however, that if the Adviser or Sub-Adviser shall resign prior to the end of any term of this Agreement or for any reason be unable or unwilling to serve for a successive term which has been approved by the Trustees of the Trust pursuant to the provisions of Paragraph 3 of this Agreement or Paragraph 6 of the Investment Advisory Contract, the remaining party, Sub-Adviser or Adviser as the case may be, shall not be prohibited from serving as an investment adviser to such Fund by reason of the provisions of this Paragraph 6.

      7. This Agreement may be amended from time to time by agreement of the parties hereto provided that such amendment shall be approved both by the vote of a majority of Trustees of the Trust, including a majority of Trustees who are not parties to this Agreement or interested persons, as defined in Section 2(a)(19) of the Investment Company Act of 1940, of any such party at a meeting called for that purpose, and, where required by Section 15(a)(2) of the Act, by the holders of a majority of the outstanding voting securities (as defined in Section 2(a)(42) of the Investment Company Act of 1940) of the Fund.


                                   Exhibit A

                                  Riggs Funds

                             Sub-Advisory Contract

                                Riggs Bond Fund

      For all services rendered by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to .22% of the average daily net assets of the above-mentioned portfolio. The Sub-Advisory Fee shall be accrued daily, and paid daily as set forth in the Primary Advisory Contract dated September 1, 2000.

      This Exhibit duly incorporates by reference the Sub-Advisory Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, and their corporate seals to be affixed hereto this 1st day of September, 2000.



                                    Riggs Investment Corp.




                                    By:  /s/ Richard B. Coltrane, III
                                       --------------------------------
                                    Name:  .Richard B. Coltrane, III
                                    Title:  Managing Director



                                    Riggs Investment Management Corporation




                                    By:  /s/ Henry A. Dudley
                                       --------------------------------
                                    Name:  Henry A. Dudley
                                    Title:  Chairman of the Board


                                   Exhibit B

                                  Riggs Funds

                             Sub-Advisory Contract

                     Riggs Intermediate Tax Free Bond Fund

      For all services rendered by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to .22% of the average daily net assets of the above-mentioned portfolio. The Sub-Advisory Fee shall be accrued daily, and paid daily as set forth in the Primary Advisory Contract dated September 1, 2000.

      This Exhibit duly incorporates by reference the Sub-Advisory Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, and their corporate seals to be affixed hereto this 1st day of September, 2000.



                                    Riggs Investment Corp.




                                    By:  /s/ Richard B. Coltrane, III
                                       --------------------------------
                                    Name:  .Richard B. Coltrane, III
                                    Title:  Managing Director



                                    Riggs Investment Management Corporation




                                    By:  /s/ Henry A. Dudley
                                       --------------------------------
                                    Name:  Henry A. Dudley
                                    Title:  Chairman of the Board

                                   Exhibit C

                                  Riggs Funds

                             Sub-Advisory Contract

                       Riggs Long Term Tax Free Bond Fund

      For all services rendered by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to .22% of the average daily net assets of the above-mentioned portfolio. The Sub-Advisory Fee shall be accrued daily, and paid daily as set forth in the Primary Advisory Contract dated September 1, 2000.

      This Exhibit duly incorporates by reference the Sub-Advisory Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, and their corporate seals to be affixed hereto this 1st day of September, 2000.



                                    Riggs Investment Corp.




                                    By:  /s/ Richard B. Coltrane, III
                                       --------------------------------
                                    Name:  .Richard B. Coltrane, III
                                    Title:  Managing Director



                                    Riggs Investment Management Corporation




                                    By:  /s/ Henry A. Dudley
                                       --------------------------------
                                    Name:  Henry A. Dudley
                                    Title:  Chairman of the Board


                                   Exhibit D

                                  Riggs Funds

                             Sub-Advisory Contract

                        Riggs Treasury Money Market Fund

      For all services rendered by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to .13% of the average daily net assets of the above-mentioned portfolio. The Sub-Advisory Fee shall be accrued daily, and paid daily as set forth in the Primary Advisory Contract dated September 1, 2000.

      This Exhibit duly incorporates by reference the Sub-Advisory Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, and their corporate seals to be affixed hereto this 1st day of September, 2000.



                                    Riggs Investment Corp.




                                    By:  /s/ Richard B. Coltrane, III
                                       --------------------------------
                                    Name:  .Richard B. Coltrane, III
                                    Title:  Managing Director



                                    Riggs Investment Management Corporation




                                    By:  /s/ Henry A. Dudley
                                       --------------------------------
                                    Name:  Henry A. Dudley
                                    Title:  Chairman of the Board



                                   Exhibit E

                                  Riggs Funds

                             Sub-Advisory Contract

                         Riggs Prime Money Market Fund

      For all services rendered by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to .13% of the average daily net assets of the above-mentioned portfolio. The Sub-Advisory Fee shall be accrued daily, and paid daily as set forth in the Primary Advisory Contract dated September 1, 2000.

      This Exhibit duly incorporates by reference the Sub-Advisory Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, and their corporate seals to be affixed hereto this 1st day of September, 2000.



                                    Riggs Investment Corp.




                                    By:  /s/ Richard B. Coltrane, III
                                       --------------------------------
                                    Name:  .Richard B. Coltrane, III
                                    Title:  Managing Director



                                    Riggs Investment Management Corporation




                                    By:  /s/ Henry A. Dudley
                                       --------------------------------
                                    Name:  Henry A. Dudley
                                    Title:  Chairman of the Board



                                   Exhibit F

                                  Riggs Funds

                             Sub-Advisory Contract

                     Riggs U.S. Government Securities Fund

      For all services rendered by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to .22% of the average daily net assets of the above-mentioned portfolio. The Sub-Advisory Fee shall be accrued daily, and paid daily as set forth in the Primary Advisory Contract dated September 1, 2000.

      This Exhibit duly incorporates by reference the Sub-Advisory Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, and their corporate seals to be affixed hereto this 1st day of September, 2000.



                                    Riggs Investment Corp.




                                    By:  /s/ Richard B. Coltrane, III
                                       --------------------------------
                                    Name:  .Richard B. Coltrane, III
                                    Title:  Managing Director



                                    Riggs Investment Management Corporation




                                    By:  /s/ Henry A. Dudley
                                       --------------------------------
                                    Name:  Henry A. Dudley
                                    Title:  Chairman of the Board


                                   Exhibit G

                                  Riggs Funds

                             Sub-Advisory Contract

                                Riggs Stock Fund

      For all services rendered by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to .30% of the average daily net assets of the above-mentioned portfolio. The Sub-Advisory Fee shall be accrued daily, and paid daily as set forth in the Primary Advisory Contract dated September 1, 2000.

      This Exhibit duly incorporates by reference the Sub-Advisory Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, and their corporate seals to be affixed hereto this 1st day of September, 2000.



                                    Riggs Investment Corp.




                                    By:  /s/ Richard B. Coltrane, III
                                       --------------------------------
                                    Name:  .Richard B. Coltrane, III
                                    Title:  Managing Director



                                    Riggs Investment Management Corporation




                                    By:  /s/ Henry A. Dudley
                                       --------------------------------
                                    Name:  Henry A. Dudley
                                    Title:  Chairman of the Board



                                   Exhibit H

                                  Riggs Funds

                             Sub-Advisory Contract

                         Riggs Small Company Stock Fund

      For all services rendered by Sub-Adviser hereunder, Adviser shall pay Sub-Adviser a Sub-Advisory Fee equal to .40% of the average daily net assets of the above-mentioned portfolio. The Sub-Advisory Fee shall be accrued daily, and paid daily as set forth in the Primary Advisory Contract dated September 1, 2000.

      This Exhibit duly incorporates by reference the Sub-Advisory Agreement.

      IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed on their behalf by their duly authorized officers, and their corporate seals to be affixed hereto this 1st day of September, 2000.



                                    Riggs Investment Corp.




                                    By:  /s/ Richard B. Coltrane, III
                                       --------------------------------
                                    Name:  .Richard B. Coltrane, III
                                    Title:  Managing Director



                                    Riggs Investment Management Corporation




                                    By:  /s/ Henry A. Dudley
                                       --------------------------------
                                    Name:  Henry A. Dudley
                                    Title:  Chairman of the Board